Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Annual Report on Form 10-K for the year ended July 2, 2011 (the “Report”), I, Richard Hamada, Chief Executive Officer of Avnet, Inc., (the “Company”) hereby certify that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: August 12, 2011

/s/ RICHARD HAMADA
Richard Hamada
Chief Executive Officer